EXHIBIT 1

                             JOINT FILING STATEMENT


         The undersigned acknowledge and agree that the foregoing Amendment 1 to
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated: January 6, 2000

                                     RCW Holdings, S.A.R.L.

                                     By: /s/ J.B. Unsworth
                                         -----------------
                                         Name:  J.B. Unsworth
                                         Title: Manager


                                     RCW Equities Limited

                                     By: /s/ J.B. Unsworth
                                         -----------------
                                         Name:  J.B. Unsworth
                                         Title: Director


                                     RCW Overseas Limited

                                     By: /s/ J.B. Unsworth
                                         -----------------
                                         Name:  J.B. Unsworth
                                         Title: Director


                                     The LMR Issue Trust by the Monument Trust
                                     Company Limited in its capacity as Trustee

                                     By: /s/ Geoffrey Le Page
                                         --------------------
                                         Name:  Geoffrey Le Page
                                         Title: Director

                                     FRR Investments Limited

                                     By: /s/ J.B. Unsworth
                                         -----------------
                                         Name:  J.B. Unsworth
                                         Title: Director


                                     The FRR Trust by The Monument Trust Company
                                     Limited in its capacity as Trustee

                                     By: /s/ Geoffrey Le Page
                                         --------------------
                                         Name:  Geoffrey Le Page
                                         Title: Director


                                     The Monument Trust Company Limited in
                                     its capacity as Trustee of The LMR
                                     Issue Trust and The FRR Trust

                                     By: /s/ Geoffrey Le Page
                                         --------------------
                                         Name:  Geoffrey Le Page
                                         Title: Director

                                  Page 14 of 14